UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                July 11, 2008

ALMADORO MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9620 Williams Road, Richmond, British Columbia, Canada		V7A 1H2
( Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 644-4423

Opes Exploration Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.02.	Termination of a Material Definitive Agreement.

On July 8, 2008, Almadoro Minerals Corp. entered into a termination agreement with OroAndes Resource Corp. (fka as Avalanche Minerals Ltd.).  The parties mutually agreed to terminate the mining option agreement between the parties and dated December 27, 2007.  As a result of the termination agreement neither party will have any further rights or obligations under the mining option agreement.

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The termination agreement was negotiated and agreed upon by the parties as a result of Almadoro’s decision to discontinue with the exploration work and property payments on the mineral properties in Ecuador and to terminate the mining option agreement with OroAndes.

In addition, OroAndes has refunded to Almadoro $20,000, which was previously paid by Almadoro under the mining option agreement.

See Exhibit 10.4 – Mining Option Agreement and Exhibit 10.5 – Termination Agreement for more details.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.4
Mining Option Agreement dated December 27, 2007 between Avalanche Minerals Ltd. and Opes Exploration Inc., filed as an exhibit to Almadoro’s Form 8-K (Current Report) filed on January 7, 2008, and incorporated herein by reference.
Filed
10.5	Termination Agreement dated July 8, 2008 between OroAndes Resource Group and Almadoro Minerals Corp.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Almadoro Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

ALMADORO MINERALS CORP.

 By:/s/ Ken Ralfs
Dated:  July 11, 2008                                                                                             Ken Ralfs – CEO & President

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Exhibit 10.5

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OroAndes Resource Corp.

TERMINATION AGREEMENT

THIS AGREEMENT made as of July 8, 2008

BETWEEN:

OROANDES RESOURCE CORP. (formerly AVALANCHE MINERALS LTD.), a corporation incorporated under the laws of Canada, having offices at Suite 910-510 Burrard Street, Vancouver, BC, V6C 3A8

(“OroAndes”)

AND:

ALMADORO MINERALS CORP. (formerly OPES EXPLORATION INC.), a Nevada corporation having an address at 9620 Williams Road, Richmond, BC, V7A 1H2

(“Almadoro”)

THIS AGREEMENT witnesses that in consideration of the premises, the sum of $10 now paid by each of the parties to the other and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.
The Mining Option Agreement (the “Mining Option Agreement”) between OroAndes and Almadoro made as of the 27th day of December, 2007 with respect to certain mining claims in Ecuador is hereby terminated.  Neither party shall have any further rights or obligations under the Mining Option Agreement.

2.
OreAndes shall forthwith refund to Almadoro the sum of $20,000 paid by Almadoro under the Mining Option Agreement and Almadoro agrees that no other amounts paid by Almadoro under or in connection with the Mining Option Agreement are to be refunded or repaid to it.

3.	This Agreement is the entire agreement of the parties pertaining to the subject matter hereof.

4.	This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Suite 910- 510 Burrard Street, Vancouver B.C. V6C 3A8
Phone# 604-662-8186 Fax# 604-662-8170 Email: itranstech@yahoo.com

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THE PARTIES have executed this Agreement as of the date first above written.

OROANDES RESOURCE CORP.                                                                                                ALMADORO MINERALS CORP.

By:           /s/ Authorized Signatory                                                                           By:           /s/ Authorized Signatory

Authorized Signatory                                                                                                Authorized Signatory

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